Reconciliation of movement in net borrowings	6 Months Ended
Dec. 31, 2025
Borrowings [abstract]
Reconciliation of movement in net borrowings	Reconciliation of movement in net borrowings

	Six months ended 31 December 2025	Six months ended 31 December 2024
	$ million	$ million
Net increase in cash and cash equivalents before exchange	265	594
Net increase in bonds and other borrowings	(14)	(375)
Net decrease in net borrowings from cash flows	251	219
Exchange differences on net borrowings	59	111
Other non-cash items(1)	(128)	11
Net borrowings at beginning of the period	(21,854)	(21,017)
Net borrowings at end of the period	(21,672)	(20,676)
(1)In the six months ended 31 December 2025, other non-cash items were principally in respect of leases entered into during the year, fair value losses on borrowings and cross currency interest rate hedging instruments offsetting by fair value gain on fair value interest rate hedging instruments.
In the six months ended 31 December 2025, the group issued bonds of €1,000 million ($1,171 million – net of discount and fee)
consisting of €500 million ($585 million – net of discount and fee) 3.75% fixed rate notes due 2037, €500 million ($586 million
– net of discount and fee) 3.25% fixed rate notes due 2032 and repaid bonds of $750 million and $500 million. In the six months ended 31 December 2024, the group issued bonds of €1,900 million ($2,106 million – net of discount and fee)
consisting of €700 million ($780 million – net of discount and fee) 3.125% fixed rate notes due 2031, €700 million
($776 million – net of discount and fee) 3.375% fixed rate notes due 2035, €500 million ($550 million – net of discount and fee) 3.75% fixed rate notes due 2044 and repaid bonds of $600 million and €500 million ($558 million).
All bonds and commercial paper issued by Diageo plc's wholly owned subsidiaries are fully and unconditionally guaranteed by
Diageo plc.